SECURITIES AND EXCHANGE COMMISSION
                          WASHINGTON, D.C. 20549

                                 FORM 8-K

                              CURRENT REPORT

 Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 30, 2006
                                                   --------------

               Banc of America Commercial Mortgage Trust 2006-1
               ------------------------------------------------
                      (Exact name of issuing entity)

                           Bank of America, N.A.
                           ---------------------
            (Exact name of sponsor as specified in its charter)

                     Barclays Capital Real Estate Inc.
                     ---------------------------------
            (Exact name of sponsor as specified in its charter)

                 Banc of America Commercial Mortgage Inc.
                 ----------------------------------------
          (Exact name of registrant as specified in its charter)

        North Carolina                333-127779                  56-1950039
--------------------------------------------------------------------------------
 (State or other jurisdiction   (Commission File Number       (I.R.S. Employer
    of incorporation of           of issuing entity)          Identification No.
        Registrant)                                             of Registrant)

214 North Tryon Street, NC1-027-22-03 Charlotte, North Carolina            28255
--------------------------------------------------------------------------------
(Address of principal executive offices of Registrant)                (Zip Code)


Registrant's telephone number, including area code:  (704) 374-6161
                                                     --------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

            Attached as Exhibit 8 is the opinion of Cadwalader, Wickersham
& Taft LLP, special tax counsel to the Company, regarding validity and tax matters (the "Tax Matters Opinion"), provided in connection with the issuance of the Certificates.

            Capitalized terms used herein and not defined herein have the same meanings ascribed to such terms in the Pooling and Servicing
Agreement.

Item 9.01.  Financial Statements, Pro Forma Financial Information and Exhibits

(a) Financial Statements - Not Applicable

(b) Pro Forma Financial Information - Not Applicable

(c) Shell Company Transactions - Not Applicable

(d) Exhibits

--------------------------------------------------------------------------------

Item 601(a) of
Regulation S-K
Exhibit No.     Description
--------------------------------------------------------------------------------

(8.1) Opinion of Cadwalader, Wickersham & Taft LLP, dated as of March 14, 2006, relating to validity and tax matters.
--------------------------------------------------------------------------------

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

                                   BANC OF AMERICA COMMERCIAL
                                       MORTGAGE INC.


                                   By: /s/    John S. Palmer
                                       ---------------------------------
                                       Name:   John S. Palmer
                                       Title:  Vice President

Date:  March 30, 2006

                               Exhibit Index



Item 601(a) of
Regulation S-K                                                Paper (P) or
Exhibit No.       Description                                 Electronic (E)
-----------       -----------                                 --------------

8.1               Opinion of Cadwalader, Wickersham & Taft    E
                  LLP, dated as of March 14, 2006,
                  relating to certain validity and tax
                  matters